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Exhibit 10.33.1

Amendment No. 7 (the "Amendment") To
Employment Agreement between
Univision Communications Inc. ("Univision") and George W. Blank
(the "Employment Agreement")

November 14, 2001

To:	George W. Blank c/o Univision

Dear George:

You and Univision agree to amend the Employment Agreement as follows:

        1.    Salary.    Your annual Base Salary rate will be: Five Hundred Forty Thousand Dollars ($540,000) for calendar year 2002.

        2.    Effective Date of Amendment.    Upon execution by you and Univision, this Amendment will become effective as of the date first provided above.

        3.    Other.    Except as provided in this Amendment, all other terms and conditions in the Employment Agreement will remain in full force and effect, and the Employment Agreement, as amended hereby, is ratified and confirmed.

UNIVISION COMMUNICATIONS INC.

	By:	/s/ ROBERT V. CAHILL
Robert V. Cahill Vice President

/s/ GEORGE W. BLANK George W. Blank

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  Exhibit 10.33.1
Amendment No. 7 (the "Amendment") To Employment Agreement between Univision Communications Inc. ("Univision") and George W. Blank (the "Employment Agreement")